Exhibit 10.2

EXECUTION VERSION

PLEDGE AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT is dated June 3, 2013 by FULL CIRCLE CAPITAL CORPORATION, a Maryland corporation, having and address at 800 Westchester Avenue, Suite S-620, Rye Brook, New York 10573 (the “Pledgor”), in favor of SOVEREIGN BANK, N.A. as agent , having an office located at 45 East 53rd Street, New York, New York 10022 (in such capacity, together with its successors in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgor is the record and beneficial owner of all of the issued and outstanding shares of capital stock and all of the membership interests, as applicable (the “Pledged Equity Interests”), of various entities (collectively, the “Guarantors”), all of which is set forth on Exhibit A attached hereto;

WHEREAS, concurrently herewith, the Pledgor, certain lenders (the “Lenders”) and the Agent, as agent for the Lenders, are entering into that certain Credit Agreement of even date herewith (as the same may be amended hereafter, the “Credit Agreement”) pursuant to which the Agent and the Lenders have agreed to extend certain credit and make certain loans to the Pledgor in an aggregate principal amount not to exceed $32,500,000, subject to the terms and conditions contained in the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Pledgor is executing and delivering to the Lenders revolving credit notes in the maximum aggregate principal amount of $32,500,000 to evidence the revolving loans made or to be made under the Credit Agreement (as such notes may be amended or replaced from time to time, the “Revolving Notes”);

WHEREAS, in order to secure all amounts now or hereafter owing by the Pledgor under the Credit Agreement, the Revolving Notes and the other Loan Documents (collectively, the “Secured Obligations”), the Pledgor has agreed to grant to the Agent for the ratable benefit of the Lenders a security interest in all of the Pledged Equity Interests and other Collateral (as such terms are defined below), all on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms. Capitalized terms used but not otherwise defined herein (including, without limitation, in the recitals to this Agreement) shall have the meanings ascribed to such terms in the Credit Agreement.

2.            Pledge.

(a)                As collateral security for the prompt and complete payment when due of all Secured Obligations, together with any and all expenses which may be incurred by the Agent in enforcing any of its rights under this Agreement, the Pledgor hereby pledges, assigns, hypothecates and transfers to the Agent, and grants to the Agent, for the ratable benefit of the Lenders, a first lien on and security interest in the Pledged Equity Interests, together with all proceeds of the foregoing, including without limitation, the collateral described in Sections 4 and 5 below.

(b)               Concurrently herewith, the Pledgor is delivering to the Agent original stock certificates, certificates of membership interest and warrants representing all of the Pledged Equity Interests which are certificated, together with appropriate undated stock powers and undated assignments of membership interests duly executed in blank. Following the execution and delivery of a Custodian Agreement, such stock certificates, certificates of membership interest and warrants may be delivered to the Custodian in accordance with the provisions of the Custodian Agreement.

(c)                The Pledgor hereby irrevocably authorizes the Agent, for the ratable benefit of the Lenders, to file from time to time such UCC-1 financing statements and UCC-3 continuation statements as the Agent deems necessary or desirable in order to perfect its security interest in the Collateral for the ratable benefit of the Lenders.

3.            Proceeds, Substitute and Additional Collateral.

(a)                If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any other stock certificate, membership or other equity interest or any sum of money or other property (including, without limitation, any certificate, membership or other equity interest issuable upon the exercise of a warrant or option or representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, recapitalization or issued in connection with any reorganization or formation of a new subsidiary of the Pledgor), option or rights, whether as an addition to, in substitution of, or in exchange for any shares or portion of any Pledged Equity Interests, or otherwise, the Pledgor shall accept the same as an agent of the Agent, hold the same in trust on behalf of and for the benefit of the Agent and deliver the same forthwith to the Agent in the exact form received, with the indorsement of the Pledgor when necessary and/or appropriate undated stock powers or assignments, as applicable, duly executed in blank, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Equity Interests upon the liquidation or dissolution of the issuer thereof shall be paid over to the Agent or the Custodian to be held as additional collateral security for the Secured Obligations; and in case any distribution of capital shall be made on or in respect of the Pledged Equity Interests or any property shall be distributed upon or with respect to the Pledged Equity Interests pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent or the Custodian to be held by it as additional collateral security for the Secured Obligations. All sums of money and property so paid or distributed in respect of the Pledged Equity Interests which are received by the Pledgor shall, until paid or delivered to the Agent or the Custodian, be held by the Pledgor in trust as additional collateral security for the Secured Obligations.

(b)               Promptly upon the formation of a New Subsidiary (other than an SBIC Subsidiary), the Pledgor shall, in accordance with Section 8.10 of the Credit Agreement, pledge and deliver to the Agent, the certificates representing all of the issued and outstanding capital stock in such New Subsidiary, which shall thereafter constitute Pledge Equity Interest under the terms of the this Agreement.

4.            Cash Dividends; Cash Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends and distributions, respectively, paid in respect of the Pledged Equity Interests, to vote the Pledged Equity Interests and to give consents, waivers and ratifications in respect of the Pledged Equity Interests; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or the value thereof or be inconsistent with or violate any provision of this Agreement. After an Event of Default has occurred and while it is continuing, the Agent shall be entitled to receive all cash dividends and distributions and, in accordance with the irrevocable proxies described in Section 6, to vote the Pledged Equity Interests, and the Pledgor shall not have or be able to exercise any of such rights.

5.            Collateral. All property at any time pledged with the Agent or the Custodian hereunder for the ratable benefit of the Lenders and all income therefrom and proceeds thereof, including without limitation the Pledged Equity Interests and the collateral described in Sections 3 and 4 hereof, are herein collectively sometimes referred to as the “Collateral”.

6.            Rights of the Agent. The Agent shall not be liable for failure to collect or realize upon the Secured Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall the Agent be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and is continuing, any or all of the Collateral held by the Agent hereunder may, upon notice to the Pledgor and in the Agent’s sole discretion, be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter, without prior notice, exercise all voting and other rights pertaining to the Collateral at any meeting of any corporation or entity issuing any of the shares or the membership interests included in the Collateral and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Equity Interests as if the Agent or its nominee were the absolute owner thereof, including, without limitation, the right to exchange at its discretion, any and all of the Pledged Equity Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation or entity issuing any of such shares or membership interests or upon the exercise by any such issuer or the Agent of any right, privilege or option pertaining to any shares or membership interests of the Pledged Equity Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Equity Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. Notwithstanding the foregoing, the Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. This Agreement constitutes, and the Pledgor hereby grants to the Agent for the ratable benefit of the Lenders, irrevocable proxies for the Pledged Equity Interests, which may be exercised by the Agent at any time after the occurrence and during the continuance of an Event of Default under this Agreement.

7.            Events of Default. Each of the following shall constitute an event of default (each an “Event of Default”) under this Agreement:

(a)                If an Event of Default (as defined therein) shall occur under the Credit Agreement or any of the other Loan Documents;

(b)               If any representation or warranty made by the Pledgor herein proves to have been false or misleading in any material respect on the date when made; or

(c)                If the Pledgor breaches or fails to perform any of its covenants or agreements set forth in this Agreement and such breach or failure is not cured and remedied within thirty (30) calendar days after the occurrence of such breach or failure.

8.            Remedies. Upon the occurrence and during the continuance of an Event of Default, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Agent upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. After deducting all reasonable costs and expenses of every kind incurred in connection with any collection, recovery, receipt, appropriation, realization or sale (collectively, a “Sale”) or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Agent hereunder, including reasonable attorneys’ fees and expenses, the Agent shall apply the net proceeds of such Sale to the payment in full of the Secured Obligations, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law need the Agent account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Agent need not give more than ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, the Agent shall have all the rights and remedies of a secured party under the UCC. The Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and all expenses, including, without limitation, attorneys’ fees and costs, which may be incurred by the Agent in collecting any or all of the Secured Obligations and enforcing its rights hereunder.

9.              Representations, Warranties and Covenants of the Pledgor. The Pledgor represents and warrants to the Agent and each Lender that: (a) the Pledgor is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Equity Interests; (b) all of the Pledged Equity Interests have been duly and validly issued, are fully paid and, in the case of the Pledged Equity Interests consisting of any stock, non-assessable; (c) there are no outstanding subscriptions, options, warrants, rights, calls, contracts, commitments, understandings or agreements to purchase or otherwise acquire or relating to the issuance of any shares, other securities, membership or other ownership or economic interests of the Guarantors; (d) the Pledgor has no Subsidiaries other than the Guarantors and Art Credit Company, LLC, a Delaware limited liability company, the latter of which is in the process of being dissolved; (e) the pledge, assignment and delivery of the Pledged Equity Interests pursuant to this Agreement and, if applicable, the Custodian Agreement, creates a valid first Lien on and a first perfected security interest in the Pledged Equity Interests, and the proceeds thereof, subject to no prior Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of the Pledgor which would include the Pledged Equity Interests, assuming the Agent had no notice of an adverse claim prior to the date hereof; (f) all of the Pledged Equity Interests that are certificated are evidenced by the certificates described on Exhibit A; (g) the Pledged Equity Interests constitute one hundred (100%) percent of the issued and outstanding shares of capital stock or membership interests in the Guarantors; (h) all records of the Pledgor relating to the Pledged Equity Interests are located at its office as listed on page 1 of this Agreement under the custody and control of the Administrator or, subsequent to the execution and delivery of a Custodian Agreement, the Custodian; (i) the execution, issuance, delivery and performance of this Agreement by the Pledgor is within the power and authority of the Pledgor and upon its execution and delivery hereof, this Agreement will be the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms and (j) except for the Pledged Equity Interests and except as otherwise listed on Schedule 9, the Pledgor owns no assets that constitutes “Investment Property” under the UCC. The Pledgor covenants and agrees that the Pledgor will defend the Agent’s right, title and security interest in and to the Collateral against the claims and demands of all Persons whomsoever; and covenants and agrees that the Pledgor will have like title to and right to pledge any other property at any time hereafter pledged to the Agent as Collateral hereunder and will likewise defend the Agent’s right thereto and security interest therein.

10.          No Disposition, etc. The Pledgor shall not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will the Pledgor create, incur or permit to exist any Lien with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the Lien provided for by this Agreement and except for Permitted Liens. The Pledgor shall not vote to enable any issuer to, and will not otherwise permit any issuer to, issue any stock, certificates, membership interests or other securities of any nature in addition to or in exchange or substitution for the Pledged Equity Interests.

11.          Registration.

(a)                The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Equity Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests for the period of time necessary to permit any issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(b)               The Pledgor further agrees to do or cause to be done all such other reasonable acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Equity Interests valid and binding and in compliance with any and all applicable laws, regulations, order, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor’s expense, but excluding registration of the Pledged Equity Interests under the Securities Act. The Pledgor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Agent, and the Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 11 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

12.        Further Assurances; Power of Attorney. At any time and from time to time upon the written request of the Agent, the Pledgor shall execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement. The Pledgor hereby appoints the Agent or its designee, with full power of substitution, as the Pledgor’s attorney-in-fact to execute and deliver such documents and to take such actions as the Pledgor is required by the terms of this Agreement or requested by the Agent to execute and deliver or to take, said power of attorney being coupled with an interest and therefore irrevocable.

13.        Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.        No Waiver; Cumulative Remedies. The Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless executed and delivered in accordance with the provisions of Section 15 hereof, and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

15.        Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be delivered in accordance with the requirements regarding the manner of giving notices under the Credit Agreement and shall be addressed to such party at the address of such party set forth in the introductory paragraph of this Agreement.

16.        Waivers, Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, altered, modified, terminated or amended except by an instrument in writing, duly executed by the Agent. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the Pledgor and its successors and assigns, and shall inure to the benefit of the Agent and its successors and assigns.

17.        Governing Law. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

18.        Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute one and the same instrument.

19.        Consent to Jurisdiction; Waiver of Jury Trial; Personal Service. AFTER CONSULTATION WITH COUNSEL, THE PLEDGOR AND (BY ACCEPTING THE PLEDGE HEREUNDER) THE AGENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION INVOLVING THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY, AND HEREBY AGREE THAT, IN THE EVENT OF ANY LITIGATION INVOLVING THE SUBJECT MATTER OF THIS AGREEMENT, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. SUCH WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE AGENT TO ENTER INTO THE CREDIT AGREEMENT AND MAKE THE LOANS CONTEMPLATED THEREUNDER. THE PLEDGOR AND (BY ACCEPTING THE PLEDGE HEREUNDER) THE AGENT HEREBY CONSENT TO THE JURISDICTION OF THE NEW YORK SUPREME COURT SITTING IN NEW YORK COUNTY AND ANY UNITED STATES FEDERAL COURT SITTING IN OR WITH DIRECT OR INDIRECT JURISDICTION OVER THE SOUTHERN DISTRICT OF NEW YORK IN ANY LITIGATION ARISING HEREUNDER, AND IRREVOCABLY WAIVE ALL DEFENSES TO THE PERSONAL JURISDICTION OF SUCH COURTS, INCLUDING, WITHOUT LIMITATION, DEFENSES BASED UPON THE INCONVENIENCE OF SUCH FORUMS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND FURTHER AGREES THAT SERVICE OF ANY SUCH PROCESS MAY BE EFFECTED, IN ADDITION TO ANY OTHER MEANS PERMITTED BY THE APPLICABLE RULES OF COURT, BY MAILING SUCH PROCESS CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR BY REPUTABLE OVERNIGHT COURIER PROVIDING A RECEIPT AGAINST DELIVERY TO THE PLEDGOR AS SET FORTH IN SECTION 12.13 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE PLEDGOR’S ACTUAL RECEIPT THEREOF, THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID, OR ON THE NEXT BUSINESS DAY FOLLOWING THE DELIVERY OF SUCH PROCESS BY A REPUTABLE OVERNIGHT COURIER AS AFORESAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

[Signature page follows]

[Signature page to Pledge Agreement]

IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered on the day and year first above written.

FULL CIRCLE CAPITAL CORPORATION By: /s/ John E. Stuart Name: John E. Stuart Title: Chief Executive Officer